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                                                                    Exhibit 10.5

                            CABOT INDUSTRIAL TRUST
                           LONG-TERM INCENTIVE PLAN

                      (As Amended and Restated Effective
                            as of January 26, 1998)
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                             CABOT INDUSTRIAL TRUST
                            LONG-TERM INCENTIVE PLAN

                       (As Amended and Restated Effective
                             as of January 26, 1998)

                                TABLE OF CONTENTS

SECTION 1  GENERAL

         1.1.  Purpose.......................................................1
         1.2.  Participation.................................................1

SECTION 2  OPTIONS

         2.1.  Definition....................................................2
         2.2.  Eligibility...................................................2
         2.3.  Formula Awards of Options to Non-Employee
                Trustees.....................................................3
         2.4.  Price.........................................................3
         2.5.  Exercise......................................................5
         2.6.  Post-Exercise Limitations.....................................5
         2.7.  Expiration Date...............................................6

SECTION 3  DIVIDEND AND DISTRIBUTION EQUIVALENT UNITS

         3.1.   Award of Dividend Equivalent Units to
                Non-Employee Trustees........................................6
         3.2.   Terms and Conditions of Non-Employee Trustee
                Dividend Equivalent Units....................................7
         3.3.   Award of Dividend and Distribution Equivalent
                Units to Participants other than Non-Employee
                Trustees.....................................................8
         3.4.   Terms and Conditions of Dividend and
                Distribution Equivalent Units for Participants
                other than Non-Employee Trustees.............................9

SECTION 4  OPERATION AND ADMINISTRATION

         4.1.  Effective Date...............................................10
         4.2.  Shares and Units Subject to Plan.............................10
         4.3.  Reservation of Shares........................................10
         4.4.  Adjustment...................................................10
         4.5.  Individual Limits on Awards..................................11
         4.6.  Limitation on Grant of Options...............................12
         4.7.  Change in Control............................................12
         4.8.  Limit on Distribution........................................13
         4.9.  Withholding..................................................13
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         4.10.  Transferability.............................................14
         4.11.  Notices.....................................................14
         4.12.  Form and Time of Elections..................................14
         4.13.  Option Agreement............................................14
         4.14.  Limitation of Implied Rights................................15
         4.15.  Evidence....................................................15
         4.16.  Action by REIT or Related Company...........................15
         4.17.  Gender and Number...........................................15

SECTION 5  COMMITTEES

         5.1.  Administration...............................................16
         5.2.  Selection of REIT Committee..................................16
         5.3.  Powers of Committee..........................................16
         5.4.  Delegation by Committee......................................17
         5.5.  Information to be Furnished to Committees....................17
         5.6.  Liability and Indemnification of Committees..................17

SECTION 6  AMENDMENT AND TERMINATION........................................18
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                             CABOT INDUSTRIAL TRUST
                            LONG-TERM INCENTIVE PLAN

                       (As Amended and Restated Effective
                             as of January 26, 1998)

                                    SECTION 1
                                     GENERAL

      1.1. Purpose. Cabot Industrial Trust, a Maryland real estate investment trust (the "REIT"), established the Cabot Industrial Trust Long-Term Incentive Plan (the "Plan") effective January 26, 1998 (the "Effective Date"). The provisions that follow constitute an amendment and restatement of the Plan effective as of the Effective Date. The Plan was established by the REIT to:

      (a) attract and retain employees and other persons providing services to the REIT and the Related Companies (as defined below);

      (b) motivate Participants (as defined in subsection 1.2), by means of appropriate incentives, to achieve long-range goals;

      (c) provide incentive compensation opportunities that are competitive with those of other corporations and real estate investment trusts; and

      (d) further identify Participants' interests with those of the REIT's other shareholders through compensation that is based on the value of the REIT's common shares;

and thereby promote the long-term financial interest of the REIT and the Related Companies, including the growth in value of the REIT's equity and enhancement of long-term shareholder return. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), with respect to the REIT or any affiliate of the REIT which is designated as a Related Company by the REIT Committee (as defined in subsection
5.1 below), including Cabot Industrial Properties, L.P. (the "Partnership") and Cabot Advisors, Inc. (the "Management Company").

      1.2. Participation. Subject to the terms and conditions of the Plan, the Committees (as described in Section 5) shall determine and designate, from time to time, from among the Eligible Individuals (as defined below), those persons who will
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be granted one or more awards under Sections 2 or 3 of the Plan (an "Award"), and thereby become "Participants" in the Plan. In the discretion of the granting Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Except as otherwise agreed by the REIT and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the REIT or the Related Companies. For purposes of the Plan, the term "Eligible Individual" shall mean any employee, officer, consultant, adviser or member of the Board of the REIT or a Related Company; provided, however, that a member of the Board of Trustees of the REIT (the "Board") who is not an employee of the REIT or a Related Company (a "Non-Employee Trustee") shall be granted Options in accordance with the formula award provisions of subsection 2.3.

                                    SECTION 2

                                     OPTIONS

      2.1. Definitions. The grant of an "Option" under this Section 2 entitles the Participant to purchase common shares of beneficial interest of the REIT ("Shares") or units of interest in the Partnership ("Units") at a price fixed at the time the Option is granted, subject to the terms of this Section. Share Options granted under this Section may be either Incentive Share Options or Share Options that are Non-Qualified Options, as determined in the discretion of the REIT Committee. An "Incentive Share Option" is a Share Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422 of the Code. A "Non-Qualified Option" is an Option that is not intended to be an Incentive Share Option.

      2.2. Eligibility. Each Committee shall designate the Participants to whom Options are to be granted under this Section and shall determine the number of Shares or Units, as applicable, subject to each such Option. If the REIT Committee grants Incentive Share Options, to the extent that the aggregate fair market value of Shares with respect to which Incentive Share Options are exercisable for the first time by any individual during any calendar year (under all plans of the REIT and all related companies within the meaning of section 424(f) of the Code) exceeds $100,000, such Options shall be treated as Non-Qualified Options, to the extent required by section 422 of the Code.


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      2.3. Formula Awards of Options to Non-Employee Trustees. At the time of his initial election or appointment as a Trustee (or, if later, as of the date of closing of the initial public offering of Shares pursuant to the REIT's first effective registration statement for the sale to the public of the Shares filed under the Securities Act of 1933, as amended (the "Initial Public Offering")), each Non-Employee Trustee shall automatically receive a Non-Qualified Option for 10,000 Shares, which Option shall become exercisable on the first anniversary after the date of grant, provided the Non-Employee Trustee remains in continuous service as a Non-Employee Trustee until such anniversary of the date of grant. Thereafter, at the closing of each annual meeting of the REIT's shareholders, each Non-Employee Trustee who has been reelected or who is continuing as a Trustee as of the adjournment of the annual meeting shall automatically receive a Non-Qualified Option for an additional 4,000 Shares, which Option shall become exercisable on the first anniversary after the date of grant. To the extent Options granted pursuant to subsection 2.2 of the Plan are adjusted pursuant to subsection 4.4 of the Plan, Options granted under this subsection shall automatically be adjusted in the same manner. All Options granted under this subsection 2.3 shall provide for an exercise price per Share equal to the Fair Market Value (as defined below) of a Share as of the date of grant (or par value, if greater). Each Option granted under this subsection shall be awarded with Dividend Equivalent Units, as described in subsection 3.1.

      2.4. Price. The exercise price for each Share purchasable under any Non-Qualified Option granted to a Non-Employee Trustee is set forth in subsection 2.3. The determination and payment of the purchase price of a Share or Unit under each other Option granted under this Section shall be subject to the following:

      (a) The purchase price shall be established by the granting Committee at the time the Option is granted; provided, however, that:

            (i) in no event shall the price of a Share Option be less than the par value of a Share on such date;

            (ii) in no event shall the purchase price of a Share under an Incentive Share Option be less than the Fair Market Value of a Share at the time the Option is granted and in the case of any Incentive Share Option granted to an optionee who, at the time the Option is granted, owns shares of beneficial interest representing more than 10% of the voting power of all classes of shares of


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                  beneficial interest of the REIT or any of its subsidiaries within the meaning of section 424(f) of the Code, the exercise price for each Share purchasable under such Option shall not be less than 110% of the Fair Market Value of a Share on the date of grant of the Option; and

      (b) Subject to the following provisions of this subsection, the full purchase price of each Share or Unit purchased upon the exercise of any Option shall be paid at the time of such exercise (or such later date as may be permitted by the Committee in the case of a cashless exercise) and, as soon as practicable thereafter, a certificate representing the Shares or Units so purchased shall be delivered to the person entitled thereto.

      (c) The purchase price of a Share Option shall be payable in cash or in Shares (valued at Fair Market Value as of the day of exercise) that have been held by the Participant at least six months, or in any combination thereof, as determined by the REIT Committee.
            The purchase price of a Unit Option shall be payable in cash or in Units (valued at Fair Market Value as of the day of exercise) that have been held by the Participant at least six months, or in any combination thereof, as determined by the REIT Committee.

      (d) The "Fair Market Value" of a Share or Unit as of any date shall be determined in accordance with the following rules:

            (i) If the Shares are at the time listed or admitted to trading on any stock exchange, then the Fair Market Value of a Share shall be the average of the highest and lowest sales price per Share on such date on the principal exchange on which the Shares are then listed or admitted to trading or, if no such sale is reported on that date, on the last preceding date on which a sale was so reported.

            (ii) If the Shares are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value of a Share shall be the average of the lowest reported bid price and highest reported asked price of the Shares on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation


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                  selected by the REIT Committee and regularly reporting the market price of Shares in such market.

            (iii) If the Shares are not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value of a Share shall be as determined by the REIT Committee in good faith.

            (iv) For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value shall be the price at which such Shares are sold.

            (v) As of any date, the Fair Market Value of a Unit shall equal the Fair Market Value of a Share on such date.

            (vi) For a Share or Unit subject to an Option granted on the date of the closing of the Initial Public Offering, the Fair Market Value of such Share or Unit will be deemed to be the initial public offering price for a Share.

      2.5. Exercise. Except as otherwise expressly provided in the Plan, an Option granted under this Section shall be exercisable in accordance with the following terms of this subsection:

      (a) The terms and conditions relating to exercise of an Option granted pursuant to subsection 2.2 shall be established by the granting Committee, and may include, without limitation, conditions relating to completion of a specified period of service (subject to paragraph (b) below), achievement of performance standards prior to exercise of the Option or the achievement of Share ownership objectives by the Participant.
            The granting Committee, in its sole discretion, may accelerate the vesting of any Option under circumstances designated by it at the time the Option is granted or thereafter.

      (b) No Option may be exercised by a Participant after the Expiration Date (as defined in subsection 2.7) applicable to that Option.

      2.6. Post-Exercise Limitations. The REIT Committee, in its discretion, may impose such restrictions on Shares acquired pursuant to the exercise of a Share Option or delivered in


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connection with the right described in Section 4.2(e) of the Agreement of
Limited Partnership of Cabot Industrial Properties, L.P. providing for the exchange of Units for Shares (the "Conversion Right") as it determines to be desirable, including, without limitation, restrictions relating to disposition of the Shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the REIT Committee determines to be appropriate.

      2.7. Expiration Date. The "Expiration Date" with respect to an Option granted pursuant to subsection 2.2 means the date established as the Expiration Date by the granting Committee at the time of the grant; provided, however, that unless determined otherwise by the Committee, the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

      (a)   the ten-year anniversary of the date on which the Option is granted;

      (b) if the Participant's Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination; or

      (c) if the Participant's Date of Termination occurs for reasons other than death or Disability, the three-month anniversary of such Date of Termination.

The "Expiration Date" with respect to any Option granted to a Non-Employee Trustee pursuant to subsection 2.3 means the date which is the earlier to occur of the ten-year anniversary of the date on which the Option is granted or the five-year anniversary of the date his trusteeship terminates. For purposes of the Plan, a Participant's "Date of Termination" shall be the date on which he both ceases to be an employee of the REIT and the Related Companies and ceases to perform material services for the REIT and the Related Companies, regardless of the reason for the cessation; provided that a "Date of Termination" shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the REIT or the Related Company which was the recipient of the Participant's services. Except as otherwise provided by the Committee, a Participant shall be considered to have a "Disability" during the period in which he is unable, by reason of a medically determinable physical or mental impairment, to engage in the material and substantial duties of his regular occupation, which condition is expected to be permanent.


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                                    SECTION 3

                   DIVIDEND AND DISTRIBUTION EQUIVALENT UNITS

      3.1. Award of Dividend Equivalent Units to Non-Employee Trustees. A Non-Employee Trustee who is awarded a Share Option under subsection 2.3 of the Plan shall also be entitled to receive "Dividend Equivalent Units" with respect to the Share Option.

      (a) Annual crediting of Dividend Equivalent Units. As of the last day of each calendar year, each Non-Employee Trustee shall be credited with a number of Dividend Equivalent Units equal to (i) the amount the REIT Committee determines to be the average dividend yield per Share for such calendar year, reduced by the amount that the REIT Committee determines to be the S&P 500 average dividend yield for such year, multiplied by (ii) the number of Shares underlying the Non-Employee Trustee's outstanding Share Options (reduced pro rata to reflect Shares underlying such Share Options that were not outstanding on the record date with respect to each dividend payment date during such year).

      (b) Additional credits to reflect dividend payments on Dividend Equivalent Units. As of the last day of each calendar year, each Non-Employee Trustee shall be credited with additional Dividend Equivalent Units equal to (i) the amount the REIT Committee determines to be the average dividend yield per Share for such calendar year, multiplied by (ii) the number of Dividend Equivalent Units outstanding during such calendar year (reduced pro rata to reflect Dividend Equivalent Units that were not outstanding on each dividend payment date during such year).

      3.2. Terms and Conditions of Non-Employee Trustee Dividend Equivalent Units. Dividend Equivalent Units of Non-Employee Trustees shall be subject to the following terms and conditions:

      (a) Dividend Equivalent Units of Non-Employee Trustees shall vest in accordance with the vesting schedule applicable to the Share Option with respect to which the Dividend Equivalent Unit was awarded.

      (b) Each vested Dividend Equivalent Unit shall entitle the holder thereof to a Share on the last day of the calendar year in which occurs the first of (i) the date


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            the Non-Employee Trustee exercises the Share Option with respect to which the Dividend Equivalent Unit was awarded, or (ii) the date such Option expires by its terms; provided, however, prior to the date the Shares would otherwise be payable, to the extent permitted by the REIT Committee, a Non-Employee Trustee may irrevocably elect to defer receipt of such Shares until the last date of a later calendar year, but in no event later than the last day of the calendar year in which occurs the tenth anniversary of the grant of the underlying Option. Any such deferral election shall be made in such form and at such times as the REIT Committee may determine and shall be subject to such other terms, conditions and limitations as the REIT Committee may establish.

      (c) All Dividend Equivalent Units which are not vested upon the date a Non-Employee Trustee's trusteeship terminates shall be forfeited.

      (d) Settlement of a Non-Employee Trustee's Dividend Equivalent Units shall be made in the form of whole Shares. Any fractional Shares shall be settled in cash.

      3.3. Award of Dividend and Distribution Equivalent Units to Participants other than Non-Employee Trustees. To the extent determined by an affirmative action of the granting Committee at the time an Option is awarded, a Participant other than a Non-Employee Trustee who is awarded an Option under the Plan shall also be entitled to receive "Dividend Equivalent Units" with respect to a Share Option and "Distribution Equivalent Units" with respect to a Unit Option, as applicable.

      (a) Crediting of Dividend Equivalent Units. As of the last day of each calendar year, each Participant other than a Non-Employee Trustee who has been awarded Dividend Equivalent Units with respect to a Share Option shall be credited with a number of Dividend Equivalent Units equal to (i) the amount the REIT Committee determines to be the average dividend yield per Share for such calendar year, reduced by the amount that the REIT Committee determines to be the S&P 500 average dividend yield for such year, multiplied by (ii) the number of Shares underlying the Participant's outstanding Share Option that are entitled to Awards under this Section 3 during such calendar year (reduced pro rata to reflect Shares underlying such Share Option that were not outstanding on the record date with respect to each


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            dividend payment date during such year).

      (b) Crediting of Distribution Equivalent Units. As of the last day of each calendar year, each Participant who has been awarded Distribution Equivalent Units with respect to a Unit Option shall be credited with a number of Distribution Equivalent Units equal to (i) the amount the REIT Committee determines to be the average distribution per Unit for such calendar year, reduced by the amount that the REIT Committee determines to be the S&P 500 average distribution yield for such year, multiplied by (ii) the number of Units underlying the Participant's outstanding Unit Option that are entitled to Awards under this Section 3 during such calendar year (reduced pro rata to reflect Units underlying such Unit Option that were not outstanding on the date each distribution was paid during such year).

      3.4. Terms and Conditions of Dividend and Distribution Equivalent Units for Participants other than Non-Employee Trustees.

      (a) The granting Committee shall determine whether a Dividend Equivalent Unit or a Distribution Equivalent Unit credited pursuant to subsection 3.3 shall vest over such period as may be designated by the Committee or only upon a Change in Control (as defined in subsection 4.7).

      (b) Each vested Dividend Equivalent Unit and Distribution Equivalent Unit shall entitle the holder thereof to a Share or Unit, as applicable, on the last day of the calendar year in which occurs the first of (i) the date the Participant exercises the Option with respect to which the Dividend or Distribution Equivalent Unit was awarded, (ii) the date such Option expires by reason of termination of employment, or (iii) the tenth anniversary of the date on which the Option was granted or, if later, the first anniversary of the date the Dividend or Distribution Equivalent Unit is fully vested if the holder is employed by the REIT or a Related Company on such date; provided, however, prior to the date the Shares or Units would otherwise be payable, to the extent permitted by the REIT Committee, a Participant may irrevocably elect to defer receipt of such Shares or Units until the last day of a later calendar year, but in no event later than the last day of the calendar year in which occurs the tenth


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            anniversary of the grant of the underlying Option. Any such deferral election shall be made in such form and at such times as the Committee may determine and shall be subject to such other terms, conditions and limitations as the Committee may establish.

      (c) All Dividend Equivalent Units and Distribution Equivalent Units which are not vested upon the Participant's Date of Termination shall be forfeited.

      (d) Settlement of all Dividend and Distribution Equivalent Units shall be made in the form of whole Shares or Units, as applicable. Any fractional Shares or Units shall be settled in cash.

                                    SECTION 4

                          OPERATION AND ADMINISTRATION

      4.1. Effective Date. The Plan was originally effective as of the date it was adopted by the Board; provided, however, that Awards granted under the Plan prior to its approval by shareholders were contingent on approval of the Plan by the REIT's shareholders. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options awarded under it are outstanding and have not been exercised, terminated or expired; provided, however, that no new Awards shall be made under the Plan on or after the tenth anniversary of the date on which the Plan was originally adopted by the Board.

      4.2. Shares and Units Subject to Plan. The Shares with respect to which Awards may be made under the Plan, including Shares delivered in connection with the Conversion Right, shall be Shares currently authorized but unissued or currently held or subsequently acquired by the REIT as treasury shares, including Shares purchased in the open market or in private transactions. Subject to the provisions of subsection 4.4, the number of Shares and Units which may be issued with respect to Awards under the Plan shall not exceed 4,347,500 Shares or Units in the aggregate. In the event the number of outstanding Shares and Units increases after the Effective Date, the maximum number of Shares and Units reserved for Awards will be adjusted automatically so that the maximum number equals 10% of the outstanding Shares and Units on a fully-diluted basis, provided that the number of Shares reserved for grants of Options designated as Incentive Share Options will not be so increased over the number of such Shares as of the date the shareholders approve the Plan. Except


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as otherwise provided herein, any Shares or Units subject to an Award which for any reason expires or is terminated without issuance of Shares or Units (including Shares reserved in connection with the Conversion Rights of the Units and Shares or Units that are not issued because they are withheld to satisfy tax withholding) shall again be available under the Plan.

      4.3. Reservation of Shares. There shall be reserved by the REIT at all times for sale under the Plan and for exchange pursuant to a Conversion Right for a Unit received upon the exercise of a Unit Option an aggregate number of Shares equal to the maximum number of Shares and Units which may be subject to the granting of Awards under subsection 4.2.

      4.4. Adjustment. In the event the REIT Committee shall determine that any extraordinary dividend or other distribution (whether in the form of cash, Shares, Units, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares, Units or other securities, the issuance of warrants or other rights to purchase Shares, Units or other securities, or other similar corporate, trust or partnership transaction or event affects the Shares or Units with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the REIT Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the REIT Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares and Units that thereafter may be made the subject of Options, (ii) the number and type of Shares and Units subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provisions for a cash payment to the holder of any outstanding Option; provided, that:

      (a) with respect to Incentive Share Options, no adjustment shall be made to the extent that the adjustment would cause the Option to violate section 422 of the Code or any successor provision;

            (b) the number of Shares or Units subject to any Option shall always be a whole number; and

            (c) in the event of a merger or sale of substantially all of the assets of the REIT, the Board, in its sole discretion, may substitute awards of equal value for Awards under the Plan or cancel outstanding Awards, provided that the Participant


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                  receives an amount that the Board believes is reasonable
                  payment therefor.

      4.5. Individual Limits on Awards. Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Award of an Option under the Plan to the extent that the sum of:

      (a)   the number of Shares and Units subject to such Award;

      (b) the number of Shares and Units subject to all other prior Awards of Options under the Plan during the one-year period ending on the date of the Award; and

      (c) the number of Shares and Units subject to all other prior awards of options granted to the Participant under other plans or arrangements of the REIT or the Partnership during the one-year period ending on the date of the award;

would exceed the Participant's Individual Limit under the Plan. The determination made under the foregoing provisions of this subsection shall be based on the Shares and Units subject to the Awards at the time of grant, regardless of when the Awards become exercisable. Subject to the provisions of subsection 4.4, a Participant's "Individual Limit" shall be 500,000 Shares or 500,000 Units, or any combination of the foregoing.

      4.6. Limitation on Grant of Options. Notwithstanding any provision of the Plan to the contrary, in no event shall an Option be granted under the Plan if the granting of such Option may, in the determination of the REIT Committee, cause the REIT to lose its status as a real estate investment trust under section 856 of the Code (including sections 856()(6) and 856(h) thereof) and applicable regulations thereunder.

      4.7. Change in Control. In the event of a Change in Control of the REIT (as defined below), all Options and related Awards which have not otherwise expired shall become immediately exercisable and all other Awards shall become fully vested. For purposes of the Plan, a "Change in Control" means the happening of any of the following:

      (a) the shareholders of the REIT approve a definitive agreement to merge the REIT into or consolidate the REIT with another entity, sell or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation, provided, however, that a Change in Control shall not be deemed to have occurred by reason


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            of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which 50% or more of the beneficial ownership of the voting power of the REIT, the surviving corporation or corporation directly or indirectly controlling the REIT or the surviving corporation, as the case may be, is held by the same persons (as defined below) (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of the REIT immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of the REIT may be a new holder of such beneficial ownership; provided, further, that any transaction described in this paragraph (a) with an "Affiliate" of the REIT (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall not be treated as a Change in Control; or

      (b) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing 25% or more of the combined voting power of the REIT is acquired, other than from the REIT, by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the REIT); or

      (c) at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the REIT's shareholders, of each new trustee was approved by a vote of at least two-thirds of the trustees still in office at the time of such election or nomination who were trustees at the beginning of such period).

      4.8. Limit on Distribution. Distribution of Shares or Units under the Plan shall be subject to the following:

      (a) Notwithstanding any other provision of the Plan, the REIT shall have no liability to deliver any Shares or Units under the Plan unless such delivery would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

      (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the REIT Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the REIT Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

      (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares or Units, the transfer of such Shares or Units may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

      4.9. Withholding. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations with respect to Share Options may be satisfied, with the consent of the REIT Committee, through the surrender of Shares which the Participant already owns or to which a Participant is otherwise entitled under the Plan; provided, however, previously-owned Shares that have been held by the Participant less than six months or Shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law.

      4.10. Transferability. Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. In no event shall an Incentive Share Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Code section 422. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family), subject to such limits as the Committee may establish. In no event shall an Incentive Share Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Code section 422.

      4.11. Notices. Any notice or document required to be filed with the granting Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to such Committee, in care of the REIT or the Management Company, as applicable, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

      4.12. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

      4.13. Option Agreement. At the time of an Award to a Participant under the Plan, the granting Committee may require a Participant to enter into an agreement with the REIT or the Management Company, as applicable (the "Agreement"), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

      4.14.  Limitation of Implied Rights.

      (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the REIT or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the REIT or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the REIT and any Related Company. Nothing contained in the Plan shall constitute a guarantee by the REIT or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

      (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the REIT or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the REIT or as a holder of interests in the Partnership prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and Shares or Units are registered in his name.

      4.15. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

      4.16. Action by REIT or Related Company. Any action required or permitted to be taken by the REIT or any Related Company shall be by resolution of its board of trustees or directors, as applicable, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the REIT.

      4.17. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

      4.18. Applicable Law. The provisions of the Plan shall be construed in accordance with the laws of the State of Maryland, without giving effect to choice of law principles.

                                    SECTION 5

                                   COMMITTEES

      5.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a REIT Committee and a Management Company Committee (the "Committees") in accordance with this Section 5.

      5.2. Selection of REIT Committee. So long as the REIT is subject to Section 16 of the Exchange Act, the Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act.

      5.3. Powers of Committees. The authority to manage and control the operation and administration of the Plan shall be vested in the Committees, subject to the following:

      (a) Subject to the provisions of the Plan, the REIT Committee will have the authority and discretion to grant Share Options and Unit Options and Dividend and Distribution Equivalent Unit rights to individuals who, at the time of grant, perform services for the REIT or the Partnership, or who are officers, trustees, directors or other persons subject to Section 16(a) of the Exchange Act with respect to the REIT. The Management Company Committee shall have sole and exclusive authority to grant Unit Options and Distribution Equivalent Unit rights to persons who, at the time of grant, perform services for the Management Company and are not officers, trustees, directors or other persons subject to Section 16(a) of the Exchange Act with respect to the REIT. Each Committee shall have the authority to determine the time or times of receipt, to determine the types of Awards and the number of Shares or Units covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, the individual's present and potential contribution to the REIT's success and such other factors as the Committee deems relevant.

      (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

      (c) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

      (d) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

      5.4. Delegation by Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange or NASDAQ (if appropriate), a Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

      5.5. Information to be Furnished to Committees. The REIT and Related Companies shall furnish the Committee such data and information as may be required for it to discharge its duties. The records of the REIT and Related Companies as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committees such evidence, data or information as the Committees consider desirable to carry out the terms of the Plan.

      5.6. Liability and Indemnification of Committees. No member or authorized delegate of either Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the REIT or any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a trustee or employee of the REIT or Related Company. Each Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the REIT against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

                                    SECTION 6

                            AMENDMENT AND TERMINATION

      The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 4.4 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board.